UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 27, 2010
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)
 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 8.01	Other Events.

On August 23, 2010, Schweitzer-Mauduit International Inc. (the Company) was informally advised that the prEN ISO 12863 Standard Test Method for Assessing the Ignition Propensity of Cigarettes (ISO/FDIS 12863:2010) was approved by the European Committee on Standardization, or CEN, and the International Organization for Standardization, or ISO. The Company cautions that this was informal advice and is not official unless and until published by the authorities, which is anticipated sometime in September 2010.

In accordance with the regulatory process, a second standard, FprEN 16156 Cigarettes-Assessment of the Ignition Propensity – Safety Requirement is reportedly in the balloting process which is anticipated to end October 15.

The approval of the Standard Test Method would represent accomplishment of a significant step toward implementation of a lower ignition propensity regulatory requirement in the EU.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Peter J. Thompson
Peter J. Thompson
Executive Vice President, Finance and Strategic Planning

Dated:  August 27, 2010